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                                    AMENDMENT
                           Effective Date: May 1, 2000

APPENDIX A

     Lincoln VULcv
     Lincoln VULdb
     Lincoln CVUL
     Lincoln CVUL Series III
     D-L ChoicePlus variable annuity
     MultiFund individual variable annuity
     MultiFund group variable annuity
     Lincoln SVUL
     Lincoln SVUL II
     Group Variable Annuity (GVA) I, II, III

APPENDIX B

     Lincoln Life Flexible Premium Variable Life Account M
     Lincoln Life Flexible Premium Variable Life Account S
     Lincoln Life Variable Annuity Account N
     Lincoln National Variable Annuity Account C
     Lincoln Life Variable Annuity Account Q
     Lincoln Life Flexible Premium Variable Life Separate Account R Lincoln National Variable Annuity Account L

APPENDIX C

     American Variable Insurance Series

          Global Growth Fund Class 2
          Global Small Capitalization Fund Class 2
          International Fund Class 2
          Growth Fund Class 2
          Growth-Income Fund Class 2
          High-Yield Bond Fund Class 2
          Bond Fund Class 2
          U.S. Government/AAA-Rated Securities Fund Class 2
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                                 THE LINCOLN NATIONAL LIFE
                                 INSURANCE COMPANY (ON BEHALF OF THE
                                 ACCOUNTS AND ITSELF)

Attest:
                                 By:
                                     --------------------------------
---------------------------      Its:   2nd Vice President, Steven M. Kluever


                                 AMERICAN VARIABLE INSURANCE
                                 SERIES

Attest:
                                 By:
                                     --------------------------------
---------------------------      Its:   Senior Vice President, Michael J. Downer


                                 AMERICAN FUNDS DISTRIBUTORS,
                                 INC.

Attest:
                                 By:
                                     --------------------------------
---------------------------      Its:   President, Kevin G. Clifford


                                 CAPITAL RESEARCH AND
                                 MANAGEMENT COMPANY

Attest:
                                 By:
                                     --------------------------------
---------------------------      Its:   Executive Vice President,
                                        Paul G. Haaga, Jr.